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                                                                    EXHIBIT 24.1

DIRECTORS OF NATIONAL PROCESSING, INC.
ANNUAL REPORT ON FORM 10-K
POWERS OF ATTORNEY

         The undersigned Directors of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1999, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Carlton
E. Langer, David E. Fountain and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for each of us and in our names, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 9th day of February, 2000.


    /s/   Robert G. Siefers                          Chairman and Director
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        Robert G. Siefers



   /s/   James R. Bell, III                          Director
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         James R. Bell, III


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         Aureliano Gonzalez-Baz                      Director



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         Christos M. Cotsakos                        Director




   /s/   Jon L. Gorney                               Director
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         Jon L. Gorney


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         Preston B. Heller, Jr.                      Director




   /s/   Jeffrey D. Kelly                            Director
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         Jeffrey D. Kelly



   /s/   J. Armando Ramirez                          Director
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         J. Armando Ramirez